Exhibit 99.1

Silver Spring Networks Reports Solid Third Quarter Financial Results

11% Sequential Growth in Non-GAAP Revenue,

18% Year-on-Year Growth in New Solutions Non-GAAP Revenue,

Expands Footprint to Nearly 20 Million Connected Devices

Redwood City, CA – November 5, 2014 – Silver Spring Networks, Inc. (NYSE: SSNI) today announced preliminary unaudited financial results for its third quarter of 2014.

Q3 2014 Results

•	Non-GAAP revenue was $70.9 million.

•	GAAP revenue was $28.0 million.

•	Non-GAAP gross margin was 30.8%.

•	GAAP gross margin was 4.6%.

•	Non-GAAP net loss was $7.0 million.

•	GAAP net loss was $37.3 million.

•	Cash and investments of $110.5 million and no debt.

“I am pleased with our execution this quarter and the terrific progress we made to improve our ongoing performance.” said Scott Lang, Chairman, President, and Chief Executive Officer. “We had some important wins this quarter that expanded our addressable markets, drove record backlog and extended our position as a market leader.”

Business Highlights (through November 5, 2014)

•	19.7 million cumulative network endpoints delivered through Q3’14, up 13% from a year ago.

•	New solution non-GAAP revenue (distribution automation, demand side management and street lights) of $9.6 million – up 18% year-over-year.

•	Recurring managed and SaaS non-GAAP revenue of $10.7 million – up 9% year-over year.

•	Consumers Energy to deploy the SilverLink platform for their consumer engagement and energy efficiency program to its 2.7 million customers.

•	City Utilities of Springfield to leverage multi-application network for smart electricity, gas and water system.

•	Florida Power and Light expands street light deployment with Streetlight.Vision software to manage their networked street lights.

•	Launched next-generation two-way water solution – provides customers near real-time understanding of their water usage.

Conference Call

Silver Spring will host a conference call today at 1:30 pm PT (4:30 pm ET) to review its results for the third quarter ended September 30, 2014 and its outlook for the future. During the course of this call, Silver Spring may also disclose material developments affecting its business and/or financial performance. Listeners may access the conference call live at 877-407-0832 (U.S.) or 201-689-8433 (International) or via webcast at http://ir.silverspringnet.com. A dial-in replay of the conference call will be available until November 19, 2014 and can be accessed at 877-660-6853 (domestic) or 201-612-7415 (international) passcode 13592950. An audio webcast replay of the conference call will be available for one year at http://ir.silverspringnet.com.

About Silver Spring Networks

Silver Spring Networks is a leading networking platform and solutions provider for smart energy networks. Silver Spring’s pioneering IPv6 networking platform, with over 19.5 million Silver Spring enabled devices delivered, is connecting utilities to homes and business throughout the world with the goal of achieving greater energy efficiency for the planet. Silver Spring’s innovative solutions enable utilities to gain operational efficiencies, improve grid reliability, and empower consumers to monitor and manage energy consumption. Silver Spring Networks’ customers include major utilities around the globe such as Baltimore Gas & Electric, CitiPower & Powercor, Commonwealth Edison, CPS Energy, Florida Power & Light, Jemena Electricity Networks Limited, Pacific Gas & Electric, Pepco Holdings, Progress Energy, and Singapore Power. To learn more, please visit www.silverspringnet.com.

Non-GAAP and Other Financial Measures

Silver Spring believes that its results of operations under generally accepted accounting principles, or GAAP, when considered in isolation, may only provide limited insight into the performance of its business in any given period. As a result, Silver Spring manages its business, makes planning decisions, evaluates its performance and allocates resources by assessing non-GAAP measures such as non-GAAP revenue, recurring non-GAAP revenue per endpoint, cost of non-GAAP revenue, non-GAAP gross profit (loss), non-GAAP operating income (loss), non-GAAP net income (loss), non-GAAP earnings (loss) per share, and adjusted EBITDA, and total backlog, in addition to other financial measures presented in accordance with GAAP. Silver Spring believes that these non-GAAP and other financial measures offer valuable supplemental information regarding the performance of its business, and will help investors better understand the sales volumes, and gross margin and profitability trends, as well as the cash flow characteristics, of its business. The non-GAAP measures should not be considered in isolation from, are not a substitute for, and do not purport to be an alternative to, revenue, cost of revenue, gross profit (loss), operating loss, net loss, loss per share or any other performance measure derived in accordance with GAAP. Silver Spring may consider whether other significant non-recurring items that arise in the future should also be excluded in calculating the non-GAAP financial measures it uses.

Non-GAAP revenue represents amounts invoiced for products for which ownership, typically evidenced by title and risk of loss, has transferred or services that have been provided to the customer, and for which payment is expected to be made in accordance with normal payment terms. Non-GAAP revenue excludes amounts for undelivered products, services to be performed in the future, and amounts paid or payable to customers. Non-GAAP revenue is initially recorded as deferred revenue and is recognized as GAAP revenue when all revenue recognition criteria have been met under Silver Spring’s accounting policies as described in Silver Spring’s filings with the Securities and Exchange Commission. Silver Spring reconciles revenue to non-GAAP revenue by adding revenue to the change in deferred revenue in a given period.

Recurring non-GAAP revenue per endpoint represents a trailing twelve month non-GAAP recurring revenue per cumulative endpoints deployed inception to date.

Cost of non-GAAP revenue represents the cost associated with products and services that have been delivered to the customer, excluding stock-based compensation and amortization of intangibles. Cost of product shipments for which revenue is not recognized in the period incurred is recorded as deferred cost of revenue. Deferred cost of revenue is expensed in the statement of operations as cost of revenue when the corresponding revenue is recognized. Costs related to services are expensed in the period incurred. Silver Spring reconciles cost of revenue to non-GAAP cost of revenue by adding cost of revenue to the change in deferred cost of revenue, less stock-based compensation and amortization of intangibles included in cost of revenue, in a given period.

Non-GAAP gross profit (loss) is the difference between non-GAAP revenue and cost of non-GAAP revenue.

Non-GAAP operating income (loss) represents operating loss adjusted for non-GAAP revenue and cost of non-GAAP revenue and excludes expenses related to the amortization of intangible assets, legal settlements, and stock-based compensation.

Non-GAAP net income (loss) represents net loss adjusted for non-GAAP revenue and cost of non-GAAP revenue, and excludes expenses related to the amortization of intangible assets, legal settlements, stock-based compensation, changes in fair value of preferred stock warrant liabilities and embedded derivatives, and loss on extinguishment of promissory notes.

Non-GAAP earnings (loss) per share represents non-GAAP net loss divided by weighted average shares outstanding for the period.

Adjusted EBITDA is net income (loss) adjusted for changes in deferred revenue and deferred cost of revenue, other (income) expense, net, provision for income taxes, depreciation and amortization, stock-based compensation and certain other items management believes affect the comparability of operating results.

Total backlog represents future product and service billings that we expect to generate pursuant to contracts that we have entered into with our utility customers and meter manufacturers. Total backlog includes order backlog, which represents future billings for open purchase orders and other firm commitments.

Forward-Looking Statements

This press release contains forward-looking statements that involve risks and uncertainties. These forward-looking statements include statements regarding the momentum in Silver Spring Networks’ business, future growth, and future financial results. Statements including words such as “anticipate”, “believe”, “estimate” or “expect” and statements in the future tense are forward-looking statements. These forward-looking statements are preliminary estimates and expectations based on current information and are subject to business and economic risks and uncertainties that could cause actual events or actual future results to differ materially from the expectations set forth in the forward-looking statements. Important factors that could cause results to differ materially from the statements herein include: timing around customer decisions and deployment pace; dependence on a limited number of customers and key suppliers; general economic risks; specific economic risks in different geographies and among different industries; failure to maintain or increase renewals and increase business from existing customers; uncertainties around continued success in sales growth and market share gains; lengthy sales cycles with no assurances that a prospective customer will select Silver Spring’s products and services; amounts included in backlog may not result in billings or revenue; adverse publicity about, or consumer or political opposition to, the smart grid; security breaches involving smart grid products or services; the ability to integrate technology into third-party devices and Silver Spring’s relationship with third-party manufacturers; execution and customer adoption risks related to new product introductions and innovation; the ability to attract and retain personnel, including members of Silver Spring’s management team; changes in strategy; technological changes that make Silver Spring’s products and services less competitive; competition, particularly from larger companies with more resources than Silver Spring; international business uncertainties; the ability to acquire and integrate other businesses; and other risk factors set forth from time to time in Silver Spring’s filings with the SEC, copies of which are available free of charge at the SEC’s website at www.sec.gov. All forward-looking statements in this press release reflect Silver Spring’s expectations as of November 5, 2014. Silver Spring undertakes no obligation, and expressly disclaims any obligation, to update any forward-looking statements in this press release in light of new information or future events. In addition, the preliminary financial results set forth in this press release are estimates based on information currently available to Silver Spring.

For additional information, please contact:

Bonnie Hyun

Investor Relations

650-839-4664

bhyun@silverspringnet.com

Noel Hartzell

Global Communications

650-839-4184

nhartzell@silverspringnet.com

SILVER SPRING NETWORKS

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Revenue:
Product revenue	$16,321	$56,650	$69,299	$146,366
Service revenue	11,720	15,831	44,578	83,328

Net revenue	28,041	72,481	113,877	229,694
Cost of revenue:
Product cost of revenue	10,791	34,844	42,120	100,152
Service cost of revenue	15,947	14,411	45,598	47,932

Total cost of revenue	26,738	49,255	87,718	148,084
Gross profit	1,303	23,226	26,159	81,610
Operating expenses:
Restructuring and other	2,005	—	1,905	—
Research and development	16,986	16,980	52,053	60,851
Sales and marketing	10,131	7,424	28,208	26,514
General and administrative	9,601	10,937	33,256	35,952

Total operating expenses	38,723	35,341	115,422	123,317
Operating loss	(37,420)	(12,115)	(89,263)	(41,707)
Other income (expense)
Interest income (expense), net	7	(54)	55	(1,290)
Conversion of promissory notes and remeasurement of warrants and derivatives	—	—	—	(23,676)

Other income (expense), net	7	(54)	55	(24,966)
Loss before provision for income taxes	(37,413)	(12,169)	(89,208)	(66,673)
(Benefit) provision for income taxes	(140)	100	463	492

Net loss	(37,273)	(12,269)	(89,671)	(67,165)
Deemed dividend to convertible preferred stockholders	—	—	—	(105,000)

Net loss attributable to common stockholders	$(37,273)	$(12,269)	$(89,671)	$(172,165)
Net loss per share
Basic net income (loss) per share attributable to common stockholders	$(0.77)	$(0.26)	$(1.86)	$(4.96)
Diluted net income (loss) per share attributable to common stockholders	$(0.77)	$(0.26)	$(1.86)	$(4.96)
Weighted average number of shares used in computation
Basic	48,551	46,729	48,189	34,733
Diluted	48,551	46,729	48,189	34,733

Non-GAAP results (in thousands, except per share data)

The following tables reconcile the Company’s net income (loss) and income (loss) per share as presented in its unaudited Condensed Consolidated Statements of Operations and prepared in accordance with GAAP to its non-GAAP net income (loss) and non-GAAP income (loss) per share.

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
Net loss	$(37,273)	$(12,269)	$(89,671)	$(67,165)
Change in deferred revenue, net of foreign currency translation	42,847	21,735	92,465	24,744
Change in deferred cost of revenue, net of foreign currency translation	(25,244)	(6,842)	(62,302)	(30,028)
Amortization of intangibles in cost of revenue	299	48	395	144
Conversion of promissory notes and remeasurement of warrants and derivatives	—	—	—	23,676
Convertible notes accretion / interest	—	—	—	935
Stock-based compensation	10,476	6,990	31,470	44,503
Restructuring and other	1,905	—	1,905	—
Legal settlements	(17)	—	(117)	—

Non-GAAP net income (loss)	$(7,007)	$9,662	$(25,855)	$(3,191)
Non-GAAP income (loss) per share
Basic	$(0.14)	$0.21	$(0.54)	$(0.09)
Diluted	$(0.14)	$0.19	$(0.54)	$(0.09)
Weighted average number of shares used in computation
Basic	48,551	46,729	48,189	34,733
Diluted	48,551	49,620	48,189	34,733

SILVER SPRING NETWORKS, INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except par values)

	September 30, 2014	December 31, 2013 (a)
ASSETS
Current assets:
Cash and cash equivalents	$50,114	$82,596
Short-term investments	60,352	63,256
Accounts receivable	67,929	69,724
Inventory	4,511	4,350
Deferred cost of revenue	25,700	37,460
Prepaid expenses and other current assets	7,372	4,758

Total current assets	215,978	262,144
Property and equipment, net	12,381	12,364
Deferred cost of revenue, non-current	312,933	238,663
Deferred tax assets, non-current	1,232	1,613
Other long-term assets	10,403	1,567

TOTAL ASSETS	$552,927	$516,351

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable	$28,412	$31,317
Accrued liabilities	27,829	21,282
Deferred revenue	74,380	111,293
Current portion of capital lease obligations	1,399	1,615
Deferred tax liability	1,206	1,176

Total current liabilities	133,226	166,683
Deferred revenue, non-current	543,036	413,360
Other liabilities	15,709	14,426
Stockholders’ deficit:
Preferred stock, $0.001 par value, 10,000 shares authorized and no shares issued or outstanding as of September 30, 2014 and December 31, 2013	—	—
Common stock and additional paid-in capital, $0.001 par value; 1,000,000 shares authorized, 48,734 and 47,384 shares issued and outstanding as of September 30, 2014 and December 31, 2013	567,824	539,013
Accumulated other comprehensive income (loss)	64	130
Accumulated deficit	(706,932)	(617,261)

Total stockholders’ deficit	(139,044)	(78,118)

TOTAL LIABILITIES AND STOCKHOLDERS’ DEFICIT	$552,927	$516,351

(a)	Derived from audited consolidated financial statements

SILVER SPRING NETWORKS

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOW

(In thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2014	2013	2014	2013
OPERATING ACTIVITIES
Net loss	$(37,273)	$(12,269)	$(89,671)	$(67,165)
Adjustments to reconcile net loss to net cash provided (used) in operating activities:
Restructuring and other	1,072	—	1,072	—
Depreciation and amortization	1,771	1,624	4,704	4,990
Stock-based compensation	10,476	6,990	31,470	44,503
Conversion of promissory notes and remeasurement of warrants and derivatives	—	—	—	23,676
Other non-cash adjustments	236	113	1,262	1,565
Changes in assets and liabilities:
Accounts receivable	(9,791)	10,057	1,795	(3,126)
Inventory	(12)	5,541	(779)	534
Prepaid expenses and other current assets	504	939	(2,775)	(2,248)
Deferred cost of revenue	(25,175)	(6,865)	(62,510)	(29,938)
Other long-term assets	420	1,484	185	3,846
Accounts payable	237	(9,119)	(3,165)	(1,746)
Accrued liabilities	963	2,917	1,333	2,379
Customer deposits	(71)	(1)	33	(247)
Deferred revenue	42,310	21,824	92,413	24,490
Other liabilities	(1,401)	(2,104)	2,244	(3,343)

Net cash provided (used) in operating activities	(15,734)	21,131	(22,389)	(1,830)

INVESTING ACTIVITIES
Acquisition of business, net of cash received, and purchase of intangible assets	—	—	(8,750)	—
Proceeds from sales and maturity of short-term investments	7,151	—	49,209	—
Purchase of short-term investments	(7,120)	(61,451)	(46,621)	(61,451)
Purchases of property and equipment	(524)	(881)	(4,222)	(3,343)

Net cash used in investing activities	(493)	(62,332)	(10,384)	(64,794)

FINANCING ACTIVITIES
Payment upon termination of preferred stock warrants of a related party	—	—	—	(12,000)
Proceeds from initial public offering, net of offering costs	—	(233)	—	84,472
Proceeds from private placement of common stock with a related party	—	—	—	12,000
Payments on capital lease obligations	(397)	(541)	(1,145)	(1,485)
Proceeds from issuance of common stock, net of repurchases	1,988	388	6,735	578
Taxes paid related to net share settlement of equity awards	(36)	(1,518)	(5,299)	(7,722)

Net cash provided by (used in) financing activities	1,555	(1,904)	291	75,843

Net increase in cash and cash equivalents	(14,672)	(43,105)	(32,482)	9,219
Cash and cash equivalents - beginning of period	64,786	124,970	82,596	72,646

Cash and cash equivalents - end of period	$50,114	$81,865	$50,114	$81,865

SILVER SPRING NETWORKS, INC.

UNAUDITED RECONCILIATION OF NET REVENUE BETWEEN GAAP AND NON-GAAP

(in thousands, except percentages)

	Q3	Q4	Q1	Q2	Q3	YoY%
	CY13	CY13	CY14	CY14	CY14	Change
TYPE
GAAP net revenue
Product net revenue	$56,650	$77,944	$28,227	$24,751	$16,321	-71%

Service net revenue
Managed services and SaaS	9,835	8,159	7,797	8,301	7,272	-26%
Professional services	5,996	11,061	8,205	8,555	4,448	-26%

Total service net revenue	15,831	19,220	16,002	16,856	11,720	-26%

Total GAAP net revenue	$72,481	$97,164	$44,229	$41,607	$28,041	-61%

% Product	78%	80%	64%	59%	58%
% Service	22%	20%	36%	41%	42%
Change in deferred net revenue
Change in deferred product revenue	$16,017	$(7,054)	$24,006	$17,438	$33,238
Change in deferred service revenue
Managed services and SaaS	16	1,000	2,219	2,079	3,418
Professional services	5,702	(1,462)	1,396	2,480	6,191

Total change in deferred service revenue	5,718	(462)	3,615	4,559	9,609

Total change in deferred revenue	$21,735	$(7,516)	$27,621	$21,997	$42,847
Non-GAAP revenue
Product net revenue	$72,667	$70,890	$52,233	$42,189	$49,559	-32%
Service net revenue
Managed services and SaaS	9,851	9,159	10,016	10,380	10,690	9%
Professional services	11,698	9,599	9,601	11,035	10,639	-9%

Total service net revenue	21,549	18,758	19,617	21,415	21,329	-1%

Total non-GAAP net revenue	$94,216	$89,648	$71,850	$63,604	$70,888	-25%

% Product	77%	79%	73%	66%	70%
% Service	23%	21%	27%	34%	30%

SOLUTION
GAAP net revenue
Advanced metering infrastructure	$66,774	$91,842	$40,023	$33,729	$21,710	-67%
New solutions	5,707	5,322	4,206	7,878	6,331	11%

Total GAAP net revenue	$72,481	$97,164	$44,229	$41,607	$28,041	-61%

% Advanced metering infrastructure	92%	95%	90%	81%	77%
% New solutions	8%	5%	10%	19%	23%
Change in deferred net revenue
Advanced metering infrastructure	$19,244	$(9,532)	$22,422	$17,994	$39,535
New solutions	2,491	2,016	5,199	4,003	3,312
Total change in deferred net revenue	$21,735	$(7,516)	$27,621	$21,997	$42,847
Non-GAAP net revenue
Advanced metering infrastructure	$86,018	$82,310	$62,445	$51,723	$61,245	-29%
New solutions	8,198	7,338	9,405	11,881	9,643	18%

Total Non-GAAP net revenue	$94,216	$89,648	$71,850	$63,604	$70,888	-25%

% Advanced metering infrastructure	91%	92%	87%	81%	86%
% New solutions	9%	8%	13%	19%	14%

GEOGRAPHY
GAAP net revenue
United States	$68,562	$71,602	$21,843	$34,251	$15,700	-77%
International	3,919	25,562	22,386	7,356	12,341	215%

Total GAAP net revenue	$72,481	$97,164	$44,229	$41,607	$28,041	-61%

% United States	95%	74%	49%	82%	56%
% International	5%	26%	51%	18%	44%
Change in deferred net revenue
United States	$15,289	$1,369	$41,256	$22,799	$48,248
International	6,446	(8,885)	(13,635)	(802)	(5,401)

Total change in deferred net revenue	$21,735	$(7,516)	$27,621	$21,997	$42,847
Non-GAAP net revenue
United States	$83,851	$72,971	$63,099	$57,050	$63,948	-24%
International	10,365	16,677	8,751	6,554	6,940	-33%

Total non-GAAP net revenue	$94,216	$89,648	$71,850	$63,604	$70,888	-25%

% United States	89%	81%	88%	90%	90%
% International	11%	19%	12%	10%	10%

SILVER SPRING NETWORKS, INC.

UNAUDITED SUPPLEMENTAL FINANCIAL INFORMATION

(in thousands, except percentages and headcount)

	Q3	Q4	Q1	Q2	Q3	YoY%
	CY13	CY13	CY14	CY14	CY14	Change
CASH FLOW DATA
Operating cash flow	$21,131	$1,844	$(3,260)	$(3,395)	$(15,734)	-174%
Operating cash flow - TTM	12,172	14	5,667	16,320	(20,545)	-269%
BALANCE SHEET DATA
Cash, cash equivalents and short-term investments	$143,431	$145,852	$140,495	$125,321	$110,466	-23%
Deferred net revenue
End of quarter	532,546	524,653	552,328	575,106	617,416
Less: Beginning of quarter	(510,722)	(532,546)	(524,653)	(552,328)	(575,106)
Foreign currency translation adjustment and other	(89)	377	(54)	(781)	537

Change in deferred net revenue, net of foreign currency translation	$21,735	$(7,516)	$27,621	$21,997	$42,847

Deferred cost of revenue
End of quarter	275,101	276,123	$296,489	$313,458	$338,633
Less: Beginning of quarter	(268,236)	(275,101)	(276,123)	(296,489)	(313,458)
Foreign currency translation adjustment	(23)	(11)	(109)	(168)	69

Change in deferred cost of revenue, net of foreign currency translation	$6,842	$1,011	$20,257	$16,801	$25,244

STOCK-BASED COMPENSATION
Cost of goods sold	$1,376	$1,644	$2,692	$1,930	$2,770	101%
Research and development	1,905	2,277	3,155	2,695	3,042	60%
Sales and marketing	950	1,238	2,045	1,754	1,783	88%
General and administrative	2,759	2,842	3,540	3,183	2,881	4%

	$6,990	$8,001	$11,432	$9,562	$10,476	50%

EMPLOYEES	608	602	617	639	589	-3%
HOMES & BUSINESSES
Cumulative network endpoints delivered*	17,509	18,184	18,710	19,081	19,714	13%

*	Endpoints refer to communication modules in electric meters

SILVER SPRING NETWORKS

UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

(In thousands, except per share data and percentages)

	Q3	Q4	Q1	Q2	Q3	YOY %
	CY13	CY13	CY14	CY14	CY14	Change
QUARTERLY RECONCILIATION OF RESULTS
Net revenue
GAAP net revenue	$72,481	$97,164	$44,229	$41,607	$28,041	-61%
Change in deferred revenue, net of foreign currency translation	21,735	(7,516)	27,621	21,997	42,847

Non-GAAP net revenue	$94,216	$89,648	$71,850	$63,604	$70,888	-25%

Gross profit
GAAP gross profit	$23,226	$33,744	$11,444	$13,412	$1,303	-94%
Change in deferred revenue, net of foreign currency translation	21,735	(7,516)	27,621	21,997	42,847
Change in deferred cost of revenue, net of foreign currency translation	(6,842)	(1,011)	(20,257)	(16,801)	(25,244)
Amortization of intangibles in cost of revenue	48	48	48	48	182
Stock-based compensation	1,376	1,644	2,692	1,930	2,770

Non-GAAP gross profit	$39,543	$26,909	$21,548	$20,586	$21,858	-45%

GAAP gross margin % (as a % of GAAP net revenue)	32%	35%	26%	32%	5%
Non-GAAP gross margin % (as a % of non-GAAP net revenue)	42%	30%	30%	32%	31%

Operating income (loss)
GAAP operating loss	$(12,115)	$(48)	$(27,171)	$(24,672)	$(37,420)	-209%
Change in deferred revenue, net of foreign currency translation	21,735	(7,516)	27,621	21,997	42,847
Change in deferred cost of revenue, net of foreign currency translation	(6,842)	(1,011)	(20,257)	(16,801)	(25,244)
Amortization of intangibles in cost of revenue	48	48	48	48	299
Stock-based compensation	6,990	8,001	11,432	9,562	10,476
Restructuring and other	—	—	—	—	1,905
Legal settlements	—	250	—	(100)	(17)

Non-GAAP operating income (loss)	$9,816	$(276)	$(8,327)	$(9,966)	$(7,154)	-173%

GAAP operating margin % (as a % of GAAP revenue)	-17%	0%	-61%	-59%	-133%
Non-GAAP operating margin % (as a % of non-GAAP net revenue)	10%	0%	-12%	-16%	-10%

Adjusted EBITDA
GAAP net income (loss)	$(12,269)	$358	$(27,807)	$(24,591)	$(37,273)	-204%
Change in deferred revenue, net of foreign currency translation	21,735	(7,516)	27,621	21,997	42,847
Change in deferred cost of revenue, net of foreign currency translation	(6,842)	(1,011)	(20,257)	(16,801)	(25,244)
Other (income) expense, net	54	(138)	37	(85)	(7)
Provision (benefit) for income taxes	100	(268)	599	4	(140)
Depreciation and amortization	1,624	1,656	1,466	1,467	1,771
Stock-based compensation	6,990	8,001	11,432	9,562	10,476
Restructuring and other	—	—	—	—	1,905
Legal settlements	—	250	—	(100)	(17)

Adjusted EBITDA	$11,392	$1,332	$(6,909)	$(8,547)	$(5,682)	-150%

Net income (loss)
GAAP net income (loss)	$(12,269)	$358	$(27,807)	$(24,591)	$(37,273)	-204%
Change in deferred revenue, net of foreign currency translation	21,735	(7,516)	27,621	21,997	42,847
Change in deferred cost of revenue, net of foreign currency translation	(6,842)	(1,011)	(20,257)	(16,801)	(25,244)
Amortization of intangibles in cost of revenue	48	48	48	48	299
Stock-based compensation	6,990	8,001	11,432	9,562	10,476
Restructuring and other	—	—	—	—	1,905
Legal settlements	—	250	—	(100)	(17)

Non-GAAP net income (loss)	$9,662	$130	$(8,963)	$(9,885)	$(7,007)	-173%

GAAP net margin % (as a % of GAAP revenue)	-17%	0%	-63%	-59%	-133%
Non-GAAP net margin % (as a % of non-GAAP net revenue)	10%	0%	-12%	-16%	-10%

GAAP income (loss) per share
Basic	$(0.26)	$0.01	$(0.58)	$(0.51)	$(0.77)
Diluted	$(0.26)	$0.01	$(0.58)	$(0.51)	$(0.77)
Weighted average number of shares used in computation
Basic	46,729	47,198	47,693	48,315	48,551
Diluted	46,729	49,603	47,693	48,315	48,551

Non-GAAP income (loss) per share
Basic	$0.21	$0.00	$(0.19)	$(0.20)	$(0.14)
Diluted	$0.19	$0.00	$(0.19)	$(0.20)	$(0.14)
Weighted average number of shares used in computation
Basic	46,729	47,198	47,693	48,315	48,551
Diluted	49,620	49,603	47,693	48,315	48,551